EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned Officers and Directors of Ionics, Incorporated hereby severally constitute Arthur L. Goldstein, Stephen Korn and each of them to sign for and in their names in the capacities indicated below, the Registration Statement on Form S-8 dated September 18, 2003, herewith filed with the Securities and Exchange Commission, and any and all amendments thereto, for the purpose of registering shares of Common Stock, par value $1.00 per share, of Ionics, Incorporated, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments to said Registration Statement.

Witness our hands and common seal on the dates set forth below.

               Signature                                 Title                                  Date
               ---------                                 -----                                  ----
                                                 Chairman of the Board
/s/ Arthur L. Goldstein                              and Director                        September 18, 2003
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Arthur L. Goldstein

/s/ Douglas R. Brown                                   Director                          September 18, 2003
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Douglas R. Brown

/s/ Stephen L. Brown                                   Director                          September 18, 2003
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Stephen L. Brown

                                                       Director
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Kathleen F. Feldstein

/s/ William K. Reilly                                  Director                          September 18, 2003
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William K. Reilly

/s/ John J. Shields                                    Director                          September 18, 2003
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John J. Shields

/s/ Daniel I. C. Wang                                  Director                          September 18, 2003
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Daniel I. C. Wang

/s/ Mark S. Wrighton                                   Director                          September 18, 2003
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Mark S. Wrighton

/s/ Allen S. Wyett                                     Director                          September 18, 2003
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Allen S. Wyett
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